SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) October 12, 2001



             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)




  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)





  Registrant's telephone number, including area code (847) 734-4000

                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.


         On October 25, 2001, Registrant made available the Monthly Servicer and Settlement Certificates for the Due Period ended September 30, 2001, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              See attached Exhibit Index.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




             NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                                  (Registrant)







Date   October 29, 2001                  By: /s/ Ronald D. Markle
       ----------------                          -----------------------------
                                                 Ronald D. Markle
                                                 Vice President and Controller

                                    FORM 8-K



                                  EXHIBIT INDEX


Exhibit
Number    Description



  20.1 Monthly Servicer and Settlement Certificate #74, Series 1995-1 dated October 12, 2001


  20.2 Monthly Servicer and Settlement Certificate #48, Series 1997-1 dated October 12, 2001


  20.3 Monthly Servicer and Settlement Certificate #40, Series 1998-1 dated October 12, 2001


  20.4 Monthly Servicer and Settlement Certificate #15, Series 2000-1 dated October 12, 2001

Exhibit 20.1

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 74

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1995-1




Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1995-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 25, 2001, the Transfer Date of October 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2001 and the Distribution Period ended October 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .




1 NFC is Servicer under the Agreement.

2 The undersigned is a Servicing Officer.

3 Master Trust Information.

3.1 The amount of the Advance, if any, for the Due Period.................................... 454,063.85

3.2 The amount of NITC Finance Charges for the Due Period.................................. 1,811,414.61

3.3 The average daily balance of Dealer Notes outstanding  during the Due Period......... 723,504,382.63

3.4 The total amount of Advance Reimbursements for the Due Period ..................................0.00

3.5 The aggregate  principal amount of Dealer Notes repaid during the Due Period......... 236,678,852.31

3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust during the Due Period.................................................................... 202,326,447.57

3.7 The amount of the Servicing Fee for the Due Period....................................... 603,053.66

3.8 The average  daily  Master  Trust  Seller's  Interest  during the Due Period......... 140,486,470.31

3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement)......... 140,486,470.31

3.10 The aggregate amount of Collections for the Due Period.............................. 470,946,138.00

3.11 The  aggregate  amount of  Finance  Charge  Collections  for the Due Period........... 4,856,643.66

3.12  The  aggregate  amount  of  Principal   Collections  for  the  Due  Period......... 466,089,494.34

3.13 The amount of Dealer Note Losses for the Due Period........................................... 0.00

3.14 The  aggregate  amount of Dealer Notes as of the last day of the Due Period......... 723,665,127.76

3.15 The aggregate  amount of funds on deposit in the Excess Funding  Account as of the end of the  last  day of the  Due  Period  (after  giving  effect  to the transactions  set forth in Article IV of the  Supplement  and  Article IV of the
Agreement)............................................................................... 229,410,642.03

3.16 Eligible Investments in the Excess Funding Account:

          a. The aggregate amount of funds invested in Eligible Investments........................ 0.00

          b. Description of each Eligible Investment:.............................................. 0.00

          c. The rate of interest  applicable to each such  Eligible  Investment.................. 0.00%

          d. The rating of each such Eligible Investment........................................... 0.00

3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,  as of the end of the Due Period.................................................................. 6,564,815.27

3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
                   i)       Lee-Smith Inc
                   ii)      Southland Intl Trks
                   iii)     Southwest Intl Trks Inc.
                   iv)      Prairie Intl. Trks.
                   v)       Rechtien Intl Trks Inc.


3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount  outstanding,  as of the end of the Due Period................................................................................. 1.59%


4.0 Series 1995-1 Information.

4.1 The  Deficiency  Amount as of the Transfer  Date (after giving effect to the transactions set forth in Article IV of the Supplement)............................................ 0.00

4.2a The Maximum  Subordinated  Amount as of the  Transfer  Date  (after  giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement).......... 31,000,000.00

4.2b.  The Available  Subordinated  Amount as of the Transfer Date (after giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement).......... 31,000,000.00

4.3 The Projected Spread for the following Distribution Period............................. 2,500,000.00

4.4 The amount on deposit in the Spread  Account as of the Transfer  Date (after giving  effect to the  transactions  set forth in Article IV of the  Supplement)........... 2,500,000.00

4.5 The aggregate  amount on deposit in the Liquidity  Reserve Account as of the
Transfer Date (after giving effect to the  transactions  set forth in Article IV of the Supplement)................................................................................. 0.00

4.6 The aggregate amount on deposit in the Negative Carry Reserve Fund as of the
Transfer Date (after giving effect to the  transactions  set forth in Article IV of the Supplement)................................................................................. 0.00

4.7 The Invested Amount as of the Distribution  Date (after giving effect to the transactions  set forth in Article IV of the Supplement and to the payments made on the Distribution Date)................................................................ 200,000,000.00

4.8 The amount of Series Allocable Dealer Notes Losses for the Due Period.......................... 0.00

4.9 The amount of Series Allocable Finance Charge Collections for the Due Period........... 1,228,556.01

4.10 The amount of Series  Allocable  Principal  Collections  for the Due Period......... 117,903,862.85

4.11 The amount of Series Principal Account Losses for the Due Period.............................. 0.00

4.12 The amount of Investor Dealer Note Losses for the Due Period.................................. 0.00

4.13 The  amount of  Investor  Finance  Charge  Collections  for the Due  Period........... 1,019,210.06

4.14  The  amount  of  Investor   Principal   Collections  for  the  Due  Period.......... 97,813,044.62

4.15 The amount of Available  Certificateholder's  Interest  Collections for the
Due Period................................................................................. 1,170,699.50

4.16 The amount of Series 1995-1 Shared Principal Collections for the Due Period.......... 97,813,044.62

4.17 The aggregate amount of the Series 1995-1 Principal Shortfall,  if any, for
the Due Period..................................................................................... 0.00

4.18 The Seller's Percentage for the Due Period.................................................. 17.04%

4.19 The Excess Seller's Percentage for the Due Period............................................ 2.65%

4.20 The aggregate amount of Seller's  Principal  Collections for the Due Period.......... 20,090,818.23

4.21 The amount of Available  Seller's  Finance Charge  Collections  for the Due
Period....................................................................................... 213,645.89

4.22 The aggregate amount of Available  Seller's  Principal  Collections for the
Due Period................................................................................ 16,966,365.86

4.23 The aggregate amount of Excess Seller's  Principal  Collections for the Due
Period..................................................................................... 3,124,452.37

4.24 The Controlled Amortization Amount, if applicable, for the Due Period......................... 0.00

4.25  The  Minimum  Series  1995-1  Master  Trust  Seller's  Interest  as of the
Distribution  Date (after giving effect to the transactions set forth in Article
IV of the Supplement)..................................................................... 40,693,473.44

4.26 The Series 1995-1 Allocation Percentage for the Due Period.................................. 25.30%

4.27 The Floating Allocation Percentage for the Due Period....................................... 82.96%

4.28 The Principal  Allocation  Percentage,  if  applicable,  for the Due Period.................. 0.00%

4.29 The total amount to be distributed on the Series 1995-1 Certificates on the
Distribution Date............................................................................ 620,098.00

4.30  The  total  amount,  if  any,  to be  distributed  on  the  Series  1995-1
Certificates on the Distribution Date allocable to the Invested Amount............................. 0.00

4.31  The  total  amount,  if  any,  to be  distributed  on  the  Series  1995-1
Certificates on the Distribution Date allocable to interest on the Series 1995-1
Certificates................................................................................. 493,541.67

4.32 The Draw Amount as of the Transfer Date....................................................... 0.00

4.33 The amount of Investor Charge-Offs as of Transfer Date........................................ 0.00

4.34 The amount of  reimbursement  of Investor  Charge-  Offs as of the Transfer
Date............................................................................................... 0.00

4.35 The amount of the Investor  Servicing  Fee to be paid on such  Distribution
Date......................................................................................... 126,556.33

4.36 The  aggregate  amount of funds on deposit in the  Negative  Carry  Reserve
Account as of the end of the last day of the Due Period  (after giving effect to the payments and  adjustments  made pursuant to Article IV of the Supplement and of the Agreement).................................................................................. 0.00

4.37 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the  last  day of the  Due  Period  (after  giving  effect  to the payments and  adjustments  made pursuant to Article IV of the  Supplement and of the Agreement)..................................................................................... 0.00

4.38 The  aggregate  amount of funds on deposit in the Spread  Account as of the end of the last day of the Due  Period  (after  giving  effect to  payments  and adjustments  made pursuant to Article IV of the  Supplement  and the  Agreement)........... 2,500,000.00

4.39 Eligible Investments in the Series Principal Account:

               a. The aggregate amount of funds invested in Eligible Investments................... 0.00

               b. Description of each Eligible Investment:........................................... NA

               c.  The  rate  of  interest  applicable  to  each  such  Eligible
               Investment...................................................................... _______%

               d. The rating of each such Eligible Investment........................................ NA

4.40 Eligible Investments in the Liquidity Reserve Account:

               a. The aggregate amount of funds invested in Eligible Investments................... 0.00

               b. Description of each Eligible Investment:........................................... NA

               c.  The  rate  of  interest  applicable  to  each  such  Eligible
               Investment...................................................................... _______%

               d. The rating of each such Eligible Investment........................................ NA

4.41 The amount of Excess Interest Collections for the Due Period............................ 550,601.50

4.42 The amount of Investor  Principal  Collections  treated as Shared Principal
Collections for the Due Period............................................................ 97,813,044.62

4.43 The amount of Excess Interest  Collections for the Due Period  allocated to other Series....................................................................................... 0.00

4.44 The amount of Investor  Principal  Collections  treated as Shared Principal
Collections for the Due Period allocated to Other Series........................................... 0.00

4.45 The percentages and all other information  calculated  pursuant to Sections
6.01 and 7.01 of the Supplement...................................................................... NA

4.46 The amount of Remaining  Available Seller's  Principal  Collections for the
Due Period......................................................................................... 0.00

4.47 The amount of Series 1995-1 Shared Seller's  Principal  Collections for the
Due Period................................................................................ 20,090,818.23

4.48 The aggregate  amount of Shared Seller's  Principal  Collections from Other
Series for the Due Period.......................................................................... 0.00

4.49 The amount of all Shared Seller's Principal Collections allocated to Series
1995-1 for the Due Period.......................................................................... 0.00

4.50 The aggregate amount of all Shared Seller's Principal Collections allocated to Other Series for the Due Period................................................................. 0.00

4.51 The aggregate amount of all Early Distributions Amounts paid or deemed paid for the Distribution Period........................................................................ 0.00

Exhibit 20.2
                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 48

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1997-1




Under the Series 1997-1 Supplement dated as of August 19, 1997 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1997-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 25, 2001, the Transfer Date of October 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2001 and the Distribution Period ended October 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .



1 NFC is Servicer under the Agreement.

2 The undersigned is a Servicing Officer.

3 Master Trust Information.

3.1 The amount of the Advance, if any, foDuehPeriod.......................................... 454,063.85

3.2 The amount of NITC Finance Charges for the Due Period.................................. 1,811,414.61

3.3 The average daily balance of Dealer Notes outstanding  during the Due Period......... 723,504,382.63

3.4 The total amount of Advance Reimbursements for the Due Period.................................. 0.00

3.5 The aggregate  principal amount of Dealer Notes repaid during the Due Period......... 236,678,852.31

3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust during the Due Period.................................................................... 202,326,447.57

3.7 The amount of the Servicing Fee for the Due Period....................................... 603,053.66

3.8 The average  daily  Master  Trust  Seller's  Interest  during the Due Period......... 140,486,470.31

3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement)......... 140,486,470.31

3.10 The aggregate amount of Collections for the Due Period.............................. 470,946,138.00

3.11 The  aggregate  amount of  Finance  Charge  Collections  for the Due Period........... 4,856,643.66

3.12  The  aggregate  amount  of  Principal   Collections  for  the  Due  Period......... 466,089,494.34

3.13 The amount of Dealer Note Losses for the Due Period........................................... 0.00

3.14 The  aggregate  amount of Dealer Notes as of the last day of the Due Period......... 723,665,127.76

3.15 The aggregate  amount of funds on deposit in the Excess Funding  Account as of the end of the  last  day of the  Due  Period  (after  giving  effect  to the transactions  set forth in Article IV of the  Supplement  and  Article IV of the
Agreement)............................................................................... 229,410,642.03

3.16 Eligible Investments in the Excess Funding Account:

            a.  The aggregate amount of funds invested in Eligible Investments..................... 0.00

            b.  Description of each Eligible Investment:........................................... 0.00

            c.  The rate of interest applicable to each such Eligible Investment.................. 0.00%

            d.  The rating of each such Eligible Investment........................................ 0.00

3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,  as of the end of the Due Period.................................................................. 6,564,815.27

3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
                   i)       Lee-Smith Inc
                   ii)      Southland Intl Trks
                   iii)     Southwest Intl Trks Inc.
                   iv)      Prairie Intl. Trks.
                   v)       Rechtien Intl Trks Inc.


3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount  outstanding,  as of the end of the Due Period................................................................................. 1.59%


4.0 Series 1997-1 Information.

4.1 The  Deficiency  Amount as of the Transfer  Date (after giving effect to the transactions set forth in Article IV of the Supplement)............................................ 0.00

4.2a The Maximum  Subordinated  Amount as of the  Transfer  Date  (after  giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement).......... 31,000,000.00

4.2b.  The Available  Subordinated  Amount as of the Transfer Date (after giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement).......... 31,000,000.00

4.3 The Projected Spread for the following Distribution Period............................. 2,500,000.00

4.4 The amount on deposit in the Spread  Account as of the Transfer  Date (after giving  effect to the  transactions  set forth in Article IV of the  Supplement)........... 2,500,000.00

4.5 The aggregate  amount on deposit in the Liquidity  Reserve Account as of the
Transfer Date (after giving effect to the  transactions  set forth in Article IV of the Supplement)................................................................................. 0.00

4.6 The Invested Amount as of the Distribution  Date (after giving effect to the transactions  set forth in Article IV of the Supplement and to the payments made on the Distribution Date)................................................................ 200,000,000.00

4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period.......................... 0.00

4.8 The amount of Series Allocable Finance Charge Collections for the Due Period........... 1,209,221.71

4.9 The  amount of Series  Allocable  Principal  Collections  for the Due Period......... 116,048,360.57

4.10 The amount of Series Principal Account Losses for the Due Period.............................. 0.00

4.11 The amount of Investor Dealer Note Losses for the Due Period.................................. 0.00

4.12 The  amount of  Investor  Finance  Charge  Collections  for the Due  Period........... 1,019,132.06

4.13  The  amount  of  Investor   Principal   Collections  for  the  Due  Period.......... 97,805,558.29

4.14 The amount of Available  Certificateholder's  Interest  Collections for the
Due Period................................................................................. 1,173,617.33

4.15 The amount of Series 1997-1 Shared Principal Collections for the Due Period.......... 97,805,558.29

4.16 The aggregate amount of the Series 1997-1 Principal Shortfall,  if any, for
the Due Period..................................................................................... 0.00

4.17 The Seller's Percentage for the Due Period.................................................. 15.72%

4.18 The Excess Seller's Percentage for the Due Period............................................ 2.66%

4.19 The aggregate amount of Seller's  Principal  Collections for the Due Period.......... 18,242,802.28

4.20 The amount of Available  Seller's  Finance Charge  Collections  for the Due
Period....................................................................................... 194,201.01

4.21 The aggregate amount of Available  Seller's  Principal  Collections for the
Due Period................................................................................ 15,155,915.89

4.22 The aggregate amount of Excess Seller's  Principal  Collections for the Due
Period..................................................................................... 3,086,886.39

4.23 The Controlled Amortization Amount, if applicable, for the Due Period......................... 0.00

4.24  The  Minimum  Series  1997-1  Master  Trust  Seller's  Interest  as of the
Distribution  Date (after giving effect to the transactions set forth in Article
IV of the Supplement)..................................................................... 37,000,000.00

4.25 The Series 1997-1 Allocation Percentage for the Due Period.................................. 24.90%

4.26 The Floating Allocation Percentage for the Due Period....................................... 84.28%

4.27 The Principal  Allocation  Percentage,  if  applicable,  for the Due Period.................. 0.00%

4.28 The total amount to be distributed on the Series 1997-1 Certificates on the
Distribution Date............................................................................ 595,088.31

4.29  The  total  amount,  if  any,  to be  distributed  on  the  Series  1997-1
Certificates on the Distribution Date allocable to the Invested Amount............................. 0.00

4.30  The  total  amount,  if  any,  to be  distributed  on  the  Series  1997-1
Certificates on the Distribution Date allocable to interest on the Series 1997-1
Certificates................................................................................. 468,541.67

4.31 The Draw Amount as of the Transfer Date....................................................... 0.00

4.32 The amount of Investor Charge-Offs as of Transfer Date........................................ 0.00

4.33 The amount of  reimbursement  of Investor  Charge-  Offs as of the Transfer
Date............................................................................................... 0.00

4.34 The amount of the Investor  Servicing  Fee to be paid on such  Distribution
Date......................................................................................... 126,546.64

4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the  last  day of the  Due  Period  (after  giving  effect  to the payments and  adjustments  made pursuant to Article IV of the  Supplement and of the Agreement)..................................................................................... 0.00

4.36 The  aggregate  amount of funds on deposit in the Spread  Account as of the end of the last day of the Due  Period  (after  giving  effect to  payments  and adjustments  made pursuant to Article IV of the  Supplement  and the  Agreement)........... 2,500,000.00

4.37 Eligible Investments in the Series Principal Account:

          a. The aggregate amount of funds invested in Eligible Investments........................ 0.00

          b. Description of each Eligible Investment:................................................ NA

          c. The rate of interest  applicable to each such  Eligible  Investment............... _______%

          d.  The rating of each such Eligible Investment............................................ NA

4.38 Eligible Investments in the Liquidity Reserve Account:

          a. The aggregate amount of funds invested in Eligible Investments........................ 0.00

          b. Description of each Eligible Investment:................................................ NA

          c. The rate of interest  applicable to each such  Eligible  Investment............... _______%

          d. The rating of each such Eligible Investment............................................. NA

4.39 The amount of Excess Interest Collections for the Due Period............................ 578,529.02

4.40 The amount of Investor  Principal  Collections  treated as Shared Principal
Collections for the Due Period............................................................ 97,805,558.29

4.41 The amount of Excess Interest  Collections for the Due Period  allocated to other Series....................................................................................... 0.00

4.42 The amount of Investor  Principal  Collections  treated as Shared Principal
Collections for the Due Period allocated to Other Series........................................... 0.00

4.43 The percentages and all other  information  calculated  pursuant to Section
6.01 of the Supplement............................................................................... NA

4.44 The amount of Remaining  Available Seller's  Principal  Collections for the
Due Period......................................................................................... 0.00

4.45 The amount of Series 1997-1 Shared Seller's  Principal  Collections for the
Due Period................................................................................ 18,242,802.28

4.46 The aggregate  amount of Shared Seller's  Principal  Collections from Other
Series for the Due Period.......................................................................... 0.00

4.47 The amount of all Shared Seller's Principal Collections allocated to Series
1997-1 for the Due Period.......................................................................... 0.00

4.48 The aggregate amount of all Shared Seller's Principal Collections allocated to Other Series for the Due Period................................................................. 0.00

4.49 The aggregate amount of all Early Distributions Amounts paid or deemed paid for the Distribution Period.......................................................................... NA

Exhibit 20.3
                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 40

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1998-1




Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1998-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 25, 2001, the Transfer Date of October 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2001 and the Distribution Period ended October 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .




1 NFC is Servicer under the Agreement.

2 The undersigned is a Servicing Officer.

3 Master Trust Information.

3.1 The amount of the Advance, if any, fDuetPeriod........................................... 454,063.85

3.2 The amount of NITC Finance Charges for the Due Period.................................. 1,811,414.61

3.3 The average daily balance of Dealer Notes outstanding  during the Due Period......... 723,504,382.63

3.4 The total amount of Advance Reimbursements for the Due Period.................................. 0.00

3.5 The aggregate  principal amount of Dealer Notes repaid during the Due Period......... 236,678,852.31

3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust during the Due Period.................................................................... 202,326,447.57

3.7 The amount of the Servicing Fee for the Due Period....................................... 603,053.66

3.8 The average  daily  Master  Trust  Seller's  Interest  during the Due Period......... 140,486,470.31

3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement)......... 140,486,470.31

3.10 The aggregate amount of Collections for the Due Period.............................. 470,946,138.00

3.11 The  aggregate  amount of  Finance  Charge  Collections  for the Due Period........... 4,856,643.66

3.12  The  aggregate  amount  of  Principal   Collections  for  the  Due  Period......... 466,089,494.34

3.13 The amount of Dealer Note Losses for the Due Period........................................... 0.00

3.14 The  aggregate  amount of Dealer Notes as of the last day of the Due Period......... 723,665,127.76

3.15 The aggregate  amount of funds on deposit in the Excess Funding  Account as of the end of the  last  day of the  Due  Period  (after  giving  effect  to the transactions  set forth in Article IV of the  Supplement  and  Article IV of the
Agreement)............................................................................... 229,410,642.03

3.16 Eligible Investments in the Excess Funding Account:

          a. The aggregate amount of funds invested in Eligible Investments........................ 0.00

          b. Description of each Eligible Investment:.............................................. 0.00

          c. The rate of interest  applicable to each such  Eligible  Investment.................. 0.00%

          d. The rating of each such Eligible Investment........................................... 0.00

3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,  as of the end of the Due Period.................................................................. 6,564,815.27

3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

                   i)       Lee-Smith Inc
                   ii)      Southland Intl Trks
                   iii)     Southwest Intl Trks Inc.
                   iv)      Prairie Intl. Trks.
                   v)       Rechtien Intl Trks Inc.


3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount  outstanding,  as of the end of the Due Period................................................................................. 1.59%



4.0 Series 1998-1 Information.

4.1 The  Deficiency  Amount as of the Transfer  Date (after giving effect to the transactions set forth in Article IV of the Supplement)............................................ 0.00

4.2a The Maximum  Subordinated  Amount as of the  Transfer  Date  (after  giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement).......... 31,000,000.00

4.2b.  The Available  Subordinated  Amount as of the Transfer Date (after giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement).......... 31,000,000.00

4.3 The Projected Spread for the following Distribution Period............................. 2,500,000.00

4.4 The amount on deposit in the Spread  Account as of the Transfer  Date (after giving  effect to the  transactions  set forth in Article IV of the  Supplement)........... 2,500,000.00

4.5 The aggregate  amount on deposit in the Liquidity  Reserve Account as of the
Transfer Date (after giving effect to the  transactions  set forth in Article IV of the Supplement)................................................................................. 0.00

4.6 The Invested Amount as of the Distribution  Date (after giving effect to the transactions  set forth in Article IV of the Supplement and to the payments made on the Distribution Date)................................................................ 200,000,000.00

4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period.......................... 0.00

4.8 The amount of Series Allocable Finance Charge Collections for the Due Period........... 1,209,221.71

4.9 The  amount of Series  Allocable  Principal  Collections  for the Due Period......... 116,048,360.57

4.10 The amount of Series Principal Account Losses for the Due Period.............................. 0.00

4.11 The amount of Investor Dealer Note Losses for the Due Period.................................. 0.00

4.12 The  amount of  Investor  Finance  Charge  Collections  for the Due  Period........... 1,019,132.06

4.13  The  amount  of  Investor   Principal   Collections  for  the  Due  Period.......... 97,805,558.29

4.14 The amount of Available  Certificateholder's  Interest  Collections for the
Due Period................................................................................. 1,173,617.33

4.15 The amount of Series 1998-1 Shared Principal Collections for the Due Period.......... 97,805,558.29

4.16 The aggregate amount of the Series 1998-1 Principal Shortfall,  if any, for
the Due Period..................................................................................... 0.00

4.17 The Seller's Percentage for the Due Period.................................................. 15.72%

4.18 The Excess Seller's Percentage for the Due Period............................................ 2.66%

4.19 The aggregate amount of Seller's  Principal  Collections for the Due Period.......... 18,242,802.28

4.20 The amount of Available  Seller's  Finance Charge  Collections  for the Due
Period....................................................................................... 194,201.01

4.21 The aggregate amount of Available  Seller's  Principal  Collections for the
Due Period................................................................................ 15,155,915.89

4.22 The aggregate amount of Excess Seller's  Principal  Collections for the Due
Period..................................................................................... 3,086,886.39

4.23 The Controlled Amortization Amount, if applicable, for the Due Period......................... 0.00

4.24  The  Minimum  Series  1998-1  Master  Trust  Seller's  Interest  as of the
Distribution  Date (after giving effect to the transactions set forth in Article
IV of the Supplement)..................................................................... 37,000,000.00

4.25 The Series 1998-1 Allocation Percentage for the Due Period.................................. 24.90%

4.26 The Floating Allocation Percentage for the Due Period....................................... 84.28%

4.27 The Principal  Allocation  Percentage,  if  applicable,  for the Due Period.................. 0.00%

4.28 The total amount to be distributed on the Series 1998-1 Certificates on the
Distribution Date............................................................................ 596,754.97

4.29  The  total  amount,  if  any,  to be  distributed  on  the  Series  1998-1
Certificates on the Distribution Date allocable to the Invested Amount............................. 0.00

4.30  The  total  amount,  if  any,  to be  distributed  on  the  Series  1998-1
Certificates on the Distribution Date allocable to interest on the Series 1998-1
Certificates................................................................................. 470,208.33

4.31 The Draw Amount as of the Transfer Date....................................................... 0.00

4.32 The amount of Investor Charge-Offs as of Transfer Date........................................ 0.00

4.33 The amount of  reimbursement  of Investor  Charge-  Offs as of the Transfer
Date............................................................................................... 0.00

4.34 The amount of the Investor  Servicing  Fee to be paid on such  Distribution
Date......................................................................................... 126,546.64

4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the  last  day of the  Due  Period  (after  giving  effect  to the payments and  adjustments  made pursuant to Article IV of the  Supplement and of the Agreement)..................................................................................... 0.00

4.36 The  aggregate  amount of funds on deposit in the Spread  Account as of the end of the last day of the Due  Period  (after  giving  effect to  payments  and adjustments  made pursuant to Article IV of the  Supplement  and the  Agreement)........... 2,500,000.00

4.37 Eligible Investments in the Series Principal Account:

          a. The aggregate amount of funds invested in Eligible Investments........................ 0.00

          b. Description of each Eligible Investment:................................................ NA

          c. The rate of interest  applicable to each such  Eligible  Investment............... _______%

          d. The rating of each such Eligible Investment............................................. NA

4.38 Eligible Investments in the Liquidity Reserve Account:

          a. The aggregate amount of funds invested in Eligible Investments........................ 0.00

          b. Description of each Eligible Investment:................................................ NA

          c. The rate of interest  applicable to each such  Eligible  Investment............... _______%

          d. The rating of each such Eligible Investment............................................. NA

4.39 The amount of Excess Interest Collections for the Due Period............................ 576,862.36

4.40 The amount of Investor  Principal  Collections  treated as Shared Principal
Collections for the Due Period............................................................ 97,805,558.29

4.41 The amount of Excess Interest  Collections for the Due Period  allocated to other Series....................................................................................... 0.00

4.42 The amount of Investor  Principal  Collections  treated as Shared Principal
Collections for the Due Period allocated to Other Series........................................... 0.00

4.43 The percentages and all other  information  calculated  pursuant to Section
6.01 of the Supplement............................................................................... NA

4.44 The amount of Remaining  Available Seller's  Principal  Collections for the
Due Period......................................................................................... 0.00

4.45 The amount of Series 1998-1 Shared Seller's  Principal  Collections for the
Due Period................................................................................ 18,242,802.28

4.46 The aggregate  amount of Shared Seller's  Principal  Collections from Other
Series for the Due Period.......................................................................... 0.00

4.47 The amount of all Shared Seller's Principal Collections allocated to Series
1998-1 for the Due Period.......................................................................... 0.00

4.48 The aggregate amount of all Shared Seller's Principal Collections allocated to Other Series for the Due Period................................................................. 0.00

4.49 The aggregate amount of all Early Distributions Amounts paid or deemed paid for the Distribution Period........................................................................ 0.00

Exhibit 20.4

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 15

                            DEALER NOTE MASTER TRUST



                                   DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 2000-1



Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 2000-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 25, 2001, the Transfer Date of October 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2001 and the Distribution Period ended October 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .




1 NFC is Servicer under the Agreement.

2 The undersigned is a Servicing Officer.

3 Master Trust Information.

3.1 The amount of the Advance, if any, for the Due Period.................................... 454,063.85

3.2 The amount of NITC Finance Charges for the Due Period.................................. 1,811,414.61

3.3 The average daily balance of Dealer Notes outstanding  during the Due Period......... 723,504,382.63

3.4 The total amount of Advance Reimbursements for the Due Period.................................. 0.00

3.5 The aggregate  principal amount of Dealer Notes repaid during the Due Period......... 236,678,852.31

3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust during the Due Period.................................................................... 202,326,447.57

3.7 The amount of the Servicing Fee for the Due Period....................................... 603,053.66

3.8 The average  daily  Master  Trust  Seller's  Interest  during the Due Period......... 140,486,470.31

3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement)......... 140,486,470.31

3.10 The aggregate amount of Collections for the Due Period.............................. 470,946,138.00

3.11 The  aggregate  amount of  Finance  Charge  Collections  for the Due Period........... 4,856,643.66

3.12  The  aggregate  amount  of  Principal   Collections  for  the  Due  Period......... 466,089,494.34

3.13 The amount of Dealer Note Losses for the Due Period........................................... 0.00

3.14 The  aggregate  amount of Dealer Notes as of the last day of the Due Period......... 723,665,127.76

3.15 The aggregate  amount of funds on deposit in the Excess Funding  Account as of the end of the  last  day of the  Due  Period  (after  giving  effect  to the transactions  set forth in Article IV of the  Supplement  and  Article IV of the
Agreement)............................................................................... 229,410,642.03

3.16 Eligible Investments in the Excess Funding Account:

          a. The aggregate amount of funds invested in Eligible Investments........................ 0.00

          b. Description of each Eligible Investment:.............................................. 0.00

          c. The rate of interest  applicable to each such  Eligible  Investment.................. 0.00%

          d. The rating of each such Eligible Investment........................................... 0.00

3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,  as of the end of the Due Period.................................................................. 6,564,815.27

3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

                  i)      Lee-Smith Inc
                  ii)     Southland Intl Trks
                  iii)    Southwest Intl Trks Inc.
                  iv)     Prairie Intl. Trks.
                  v)      Rechtien Intl Trks Inc.


3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount  outstanding,  as of the end of the Due Period................................................................................. 1.59%


4.0 Series 2000-1 Information.

4.1 The  Deficiency  Amount as of the Transfer  Date (after giving effect to the transactions set forth in Article IV of the Supplement)............................................ 0.00

4.2a The Maximum  Subordinated  Amount as of the  Transfer  Date  (after  giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement).......... 19,080,000.00

4.2b.  The Available  Subordinated  Amount as of the Transfer Date (after giving effect  to  the  transactions  set  forth  in  Article  IV  of  the  Supplement).......... 19,080,000.00

4.3 The Projected Spread for the following Distribution Period............................. 2,650,000.00

4.4 The amount on deposit in the Spread  Account as of the Transfer  Date (after giving  effect to the  transactions  set forth in Article IV of the  Supplement)........... 2,650,000.00

4.5 The aggregate  amount on deposit in the Liquidity  Reserve Account as of the
Transfer Date (after giving effect to the  transactions  set forth in Article IV of the Supplement)................................................................................. 0.00

4.6 The Invested Amount as of the Distribution  Date (after giving effect to the transactions  set forth in Article IV of the Supplement and to the payments made on the Distribution Date)................................................................ 212,000,000.00

4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period.......................... 0.00

4.8 The amount of Series Allocable Finance Charge Collections for the Due Period........... 1,209,639.38

4.9 The  amount of Series  Allocable  Principal  Collections  for the Due Period......... 116,088,444.27

4.10 The amount of Series Principal Account Losses for the Due Period.............................. 0.00

4.11 The amount of Investor Dealer Note Losses for the Due Period.................................. 0.00

4.12 The  amount of  Investor  Finance  Charge  Collections  for the Due  Period........... 1,080,328.93

4.13  The  amount  of  Investor   Principal   Collections  for  the  Due  Period......... 103,678,589.57

4.14 The amount of Available  Certificateholder's  Interest  Collections for the
Due Period................................................................................. 1,235,267.28

4.15 The amount of Series 2000-1 Shared Principal Collections for the Due Period......... 103,678,589.57

4.16 The aggregate amount of the Series 2000-1 Principal Shortfall,  if any, for
the Due Period..................................................................................... 0.00

4.17 The Seller's Percentage for the Due Period.................................................. 10.69%

4.18 The Excess Seller's Percentage for the Due Period............................................ 2.65%

4.19 The aggregate amount of Seller's  Principal  Collections for the Due Period.......... 12,409,854.69

4.20 The amount of Available  Seller's  Finance Charge  Collections  for the Due
Period....................................................................................... 133,544.19

4.21 The aggregate amount of Available  Seller's  Principal  Collections for the
Due Period................................................................................. 9,333,510.92

4.22 The aggregate amount of Excess Seller's  Principal  Collections for the Due
Period..................................................................................... 3,076,343.77

4.23 The Controlled Amortization Amount, if applicable, for the Due Period......................... 0.00

4.24  The  Minimum  Series  2000-1  Master  Trust  Seller's  Interest  as of the
Distribution  Date (after giving effect to the transactions set forth in Article
IV of the Supplement)..................................................................... 25,440,000.00

4.25 The Series 2000-1 Allocation Percentage for the Due Period.................................. 24.91%

4.26 The Floating Allocation Percentage for the Due Period....................................... 89.31%

4.27 The Principal  Allocation  Percentage,  if  applicable,  for the Due Period.................. 0.00%

4.28 The total amount to be distributed on the Series 2000-1 Certificates on the
Distribution Date............................................................................ 651,466.34

4.29  The  total  amount,  if  any,  to be  distributed  on  the  Series  2000-1
Certificates on the Distribution Date allocable to the Invested Amount............................. 0.00

4.30  The  total  amount,  if  any,  to be  distributed  on  the  Series  2000-1
Certificates on the Distribution Date allocable to interest on the Series 2000-1
Certificates................................................................................. 517,320.83

4.31 The Draw Amount as of the Transfer Date....................................................... 0.00

4.32 The amount of Investor Charge-Offs as of Transfer Date........................................ 0.00

4.33 The amount of  reimbursement  of Investor  Charge-  Offs as of the Transfer
Date............................................................................................... 0.00

4.34 The amount of the Investor  Servicing  Fee to be paid on such  Distribution
Date......................................................................................... 134,145.51

4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the  last  day of the  Due  Period  (after  giving  effect  to the payments and  adjustments  made pursuant to Article IV of the  Supplement and of the Agreement)..................................................................................... 0.00

4.36 The  aggregate  amount of funds on deposit in the Spread  Account as of the end of the last day of the Due  Period  (after  giving  effect to  payments  and adjustments  made pursuant to Article IV of the  Supplement  and the  Agreement)........... 2,650,000.00

4.37 Eligible Investments in the Series Principal Account:

          a. The aggregate amount of funds invested in Eligible Investments........................ 0.00

          b. Description of each Eligible Investment:................................................ NA

          c. The rate of interest  applicable to each such  Eligible  Investment............... _______%

          d. The rating of each such Eligible Investment............................................. NA

4.38 Eligible Investments in the Liquidity Reserve Account:

          a. The aggregate amount of funds invested in Eligible Investments........................ 0.00

          b. Description of each Eligible Investment:................................................ NA

          c. The rate of interest  applicable to each such  Eligible  Investment............... _______%

          d. The rating of each such Eligible Investment............................................. NA

4.39 The amount of Excess Interest Collections for the Due Period............................ 583,800.94

4.40 The amount of Investor  Principal  Collections  treated as Shared Principal
Collections for the Due Period........................................................... 103,678,589.57

4.41 The amount of Excess Interest  Collections for the Due Period  allocated to other Series....................................................................................... 0.00

4.42 The amount of Investor  Principal  Collections  treated as Shared Principal
Collections for the Due Period allocated to Other Series........................................... 0.00

4.43 The percentages and all other  information  calculated  pursuant to Section
6.01 of the Supplement............................................................................... NA

4.44 The amount of Remaining  Available Seller's  Principal  Collections for the
Due Period......................................................................................... 0.00

4.45 The amount of Series 2000-1 Shared Seller's  Principal  Collections for the
Due Period................................................................................ 12,409,854.69

4.46 The aggregate  amount of Shared Seller's  Principal  Collections from Other
Series for the Due Period.......................................................................... 0.00

4.47 The amount of all Shared Seller's Principal Collections allocated to Series
2000-1 for the Due Period.......................................................................... 0.00

4.48 The aggregate amount of all Shared Seller's Principal Collections allocated to Other Series for the Due Period................................................................. 0.00